Praxis Growth Index Fund Class A Shares (MGNDX) and Class I Shares (MMDEX) Summary Prospectus May 5, 2025

Before you invest, you may want to review the Praxis Growth Index Fund’s prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 30, 2025, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus and other information about the Fund online at https://www.praxisinvests.com/resources/prospectuses-and-reports. You can also get this information at no cost by calling 800-977-2947 or by sending an e-mail request to investorinfo@praxisinvests.com.

Investment Objective

The Praxis Growth Index Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may be required to pay a fee to a broker or other financial firm on purchases and sales of Class I shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 56 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.23%	0.23%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.15%	0.12%
Total Annual Fund Operating Expenses	0.63%	0.35%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 586	$ 716	$ 858	$ 1,270
Class I	$ 36	$ 113	$ 197	$ 443

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.48 percent of the average value of its portfolio.

2250301

Praxis Growth Index Fund

Principal Investment Strategies

The Fund invests primarily in U.S. equity securities and seeks to reflect the performance of the U.S. large capitalization growth equities market, as measured by the CRSP U.S. Large Cap Growth Index, its benchmark index. Under normal circumstances, the Fund invests at least 80 percent of the value of its assets in securities of, and investments related to, issuers in the Fund’s benchmark index. Typically, the Fund invests substantially more than 80 percent of the value of its assets in securities of issuers in its benchmark index. The benchmark index consists of those stocks in the CRSP U.S. Large Cap Index determined to exhibit the strongest “growth” characteristics based on sales growth, earnings change to price and momentum ratios. The Fund seeks to invest in companies aligned with the Praxis Stewardship Investing core values. The Adviser does this by applying proprietary screens that reflect the Praxis Stewardship Investing core values. In addition, the Adviser uses optimization techniques to select securities according to their contribution to the Fund’s overall objective, while seeking to replicate the characteristics of the index, including risk and return characteristics. The Adviser determines whether to sell an investment based upon its assessment of the relative costs and benefits of continuing to hold an investment versus replacing it with other available investments, in light of the Fund’s investment objective, strategy and the characteristics of the overall portfolio.

Praxis Stewardship Investing Core Values

Through various impact strategies the Fund seeks to support the following core values:

● Respecting the dignity and value of all people

● Building a world at peace and free from violence

● Demonstrating a concern for justice in a global society

● Exhibiting responsible management practices

● Supporting and involving communities

● Practicing environmental stewardship

Additional information on Praxis’ Stewardship Investing philosophy, core values, screens and other ImpactX strategies can be found in the “Investment Objectives, Principal Investment Strategies and Related Risks” section beginning on page 34 of the Funds’ prospectus.

Principal Investment Risks

Market Risk. The Fund is subject to market risk, which means the value of the Fund’s shares will fluctuate based on market conditions and shareholders could lose money. The value of the Fund’s shares could decline significantly and unexpectedly, based on many factors, including national and international political, economic, regulatory, market or other conditions, as well as global events such as war or other conflict, natural or environmental disasters and infectious disease outbreaks. Events in the financial markets and in the broader economy may cause uncertainty and volatility and may adversely affect Fund performance. Events in one market may impact other markets. Future events may impact the Fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. The Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings.

Investment Style Risk. The Fund is also subject to investment style risk, which is the chance that returns from large capitalization growth stocks will trail returns from other asset classes or the overall stock market. Growth stocks tend to go through cycles of doing better — or worse — than the stock market in general. In the past, these cycles have occasionally persisted for multiple years.

Index Investing Risk. Because the Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than if the Fund had a lower weighting to those securities. In addition, because the Fund uses optimization techniques to construct its portfolio and does not hold all securities in the index, it is subject to optimization risk, which is the risk that the performance of the Fund may vary from the performance of the index due to imperfect correlation between the Fund’s holdings and the index components. This is also known as tracking error.

Screening Risk. Application of Praxis Stewardship Investing core value screens may contribute to tracking error.

Praxis Growth Index Fund

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The returns assume reinvestment of all dividends and distributions. The bar chart shows how the performance of the Class A shares has varied from year to year for the last 10 years. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected in the bar chart, returns would have been lower. The returns in the table shows how the average annual total returns of the Fund compared with the returns of three indexes. The CRSP U.S. Large Cap Value Index serves as the Fund’s performance index because the Adviser believes it is more representative of the Fund’s investment strategy. The CRSP U.S. Total Market Index serves as the Fund’s regulatory index and provides a broad measure of market performance.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.praxisinvests.com.

After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for Class I shares. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A — Annual Total Return Chart for the Periods Ended December 31, 2024

Best Quarter	Quarter Ended June 30, 2020	26.05%
Worst Quarter	Quarter Ended June 30, 2022	-20.11%

Average Annual Total Returns For the Periods Ended December 31, 2024 (with maximum sales charge)	Class A	1 Year	5 Years	10 Years
Return Before Taxes		26.05%	15.35%	14.17%
Return After Taxes on Distributions		25.65%	14.25%	13.21%
Return After Taxes on Distributions and Sale of Fund Shares		15.73%	12.06%	11.59%

Average Annual Total Returns For the Periods Ended December 31, 2024	Class I	1 Year	5 Years	10 Years
Return Before Taxes		33.44%	16.94%	15.19%
CRSP U.S. Large Cap Growth Index[1] (reflects no reduction for fees, expenses or taxes)		32.73%	18.41%	15.80%
S&P 500 Growth Index[2] (reflects no deductions for fees, expenses or taxes)		36.04%	17.09%	15.29%
CRSP U.S. Total Market Index (reflects no deduction for fees, expenses or taxes)		23.77%	13.81%	12.50%

[1]

Effective December 23, 2024, the Fund’s performance benchmark index changed from the S&P 500 Growth Index to the CRSP U.S. Large Cap Growth Index. The Fund believes the new index provides a comparable representation of the large cap growth market in which the Fund invests to that of the prior benchmark index.

[2]	“S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

Praxis Growth Index Fund

You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.

FUND MANAGEMENT

Investment Adviser

Praxis Investment Management, Inc. serves as the investment adviser to the Fund.

Portfolio Manager

Dale Snyder, CFA®, Portfolio Manager, Praxis Investment Management, has served as the portfolio manager of the Fund since June 17, 2013.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100

The initial investment minimum requirements will be waived:

1) If you establish an automatic investment plan equal to the subsequent investment minimum;

2) If you are contributing to 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual fee of $25 may be assessed in July to each of your Praxis Fund accounts that falls below $5,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 54 of the Fund’s prospectus for more information.

Class I

Account Type	Initial	Subsequent
Non-Retirement	$100,000	NA
Retirement	$100,000	NA

The Fund may waive investment minimums for certain investors.

Investing in the Funds

PURCHASE AND SALE OF FUND SHARES

Shares of the Funds have not been registered for sale, and the prospectus is not intended for distribution to prospective investors, outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even if the investors are citizens or lawful permanent residents of the United States. Any non-U.S. shareholders generally would be subject to U.S. tax withholding on distributions by the Funds. This prospectus does not address in detail the tax consequences affecting any shareholder who is a nonresident alien individual or a non-U.S. trust or estate, corporation, or partnership. Investment in the Funds by non-U.S. investors may be permitted on a case-by-case basis, at the sole discretion of the Funds.

Purchasing Fund Shares. You generally may buy and sell shares on any day the New York Stock Exchange (“NYSE”) is open (a “Business Day”).

Selling Fund Shares. In general, you may redeem shares on any Business Day:

●	Through your financial intermediary;

●	By writing to Praxis Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701;

●	Via overnight service Praxis Funds, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202;

●	Via wire transfer, if you have elected that option on your application, by calling (800) 977-2947; or

Praxis Growth Index Fund

●	Via the Systematic Withdrawal Plan, if you have elected this option.

TAX INFORMATION

The Funds intend to make distributions that may be taxed as either ordinary income or capital gains except when you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawals made from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.